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                            SCHEDULE 14A INFORMATION

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                         MAXIM PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified In Its Charter)

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                                  [MAXIM LOGO]



February 2, 2001


Ms. Heidi Brown
Institutional Shareholder Services
1455 Research Boulevard
Rockville, Maryland 20850

Dear Ms. Brown:

It has come to my attention that Institutional Shareholder Services has recommended that stockholders "WITHHOLD" votes for my election to the Board of Directors of Maxim Pharmaceuticals, Inc. because I serve on the Nominating Committee of the Board of Directors while also serving as the Company's President and Chief Executive Officer.

In order to address the concerns of Institutional Shareholder Services, I hereby commit that, on or prior to the next regularly scheduled meeting of the Board of Directors, I shall resign as a member of the Company's Nominating Committee, and the Board of Directors will appoint a non-employee director to fill the vacancy on the Nominating Committee created by my resignation.

Therefore, the Company asks that you revise your recommendation to a vote "FOR" my election to its Board of Directors and that you issue an alert communicating your revised recommendation. Please send a copy of that alert to my attention at the following fax number: (858) 453-5005.

Thank you for your cooperation.

                                   Sincerely,

                                   /s/ Larry G. Stambaugh

                                   Maxim Pharmaceuticals, Inc.
                                   Larry G. Stambaugh
                                   President and Chief Executive Officer